EXHIBIT 31

                          RULE 13A-14(A) CERTIFICATIONS

I, Michael Tokarz, certify that:

                    1. I have  reviewed  this annual report on Form 10-K of meVC
               Draper Fisher Jurvetson Fund I, Inc.;

                    2. Based on my  knowledge,  this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

                    3. Based on my  knowledge,  the  financial  statements,  and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

                    4. The registrant's  other  certifying  officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

                         a) designed such disclosure controls and procedures, or
                    caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared; and

                         b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                         c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financing reporting; and

                    5. The registrant's  other certifying  officer(s) and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's Board of Directors (or persons performing the equivalent functions):

                         a) all significant deficiencies in the design or operation of internal control over financial reporting which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

                         b) any fraud,  whether or not  material,  that involves
                    management or other employees who have a significant role in the registrant's internal control over financial reporting.

Dated:
January 29, 2004                   /s/    Michael Tokarz
                                   --------------------------------------
                                   Michael Tokarz
                                   In the  capacity of the officer who performs
                                   the functions of Principal Executive Officer
                                   meVC Draper Fisher Jurvetson Fund I, Inc.

I, Frances Spark, certify that:

          1. I have reviewed this annual report on Form 10-K of meVC Draper Fisher Jurvetson Fund I, Inc.;

          2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

          3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

          4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

               a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared; and

               b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

               c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financing reporting; and

          5. The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's Board of Directors (or persons performing the equivalent functions):

               a) all significant deficiencies in the design or operation of internal control over financial reporting which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

               b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Dated:
January 29, 2004                      /s/  Frances Spark
                                      -----------------------------------------
                                      Frances Spark

                                      In the capacity of the officer who
                                      performs the functions of Principal
                                      Financial Officer meVC Draper Fisher
                                      Jurvetson Fund I, Inc.